Vocera Announces Fourth Quarter Revenue of $45.5 million

SAN JOSE, Calif. - February 8, 2018 - Vocera Communications, Inc. (NYSE: VCRA), a recognized leader in clinical communication and workflow solutions, today reported total revenue of $45.5 million for the fourth quarter of 2017, an increase of 26% compared to revenue of $36.0 million in the fourth quarter of 2016.

“Our fourth quarter was full of accomplishments, closing out a truly great year for Vocera, with 27% annual revenue growth and solid profitability gains.  Our solutions continue to transform communications and workflow in the healthcare space,” said Brent Lang, president and CEO of Vocera. “The addition of Engage software to our platform has changed the tone of the conversation and secured us a meaningful seat at the table with hospitals as they set their IT spending priorities.”

Fourth quarter of 2017 financial highlights include:

•	Total revenue of $45.5 million, up 26% year-over-year

•	GAAP net income per share of $0.09; non-GAAP net income per share of $0.29

•	GAAP net income of $2.7 million; Adjusted EBITDA of $9.3 million

•	Full-year bookings of $166.2 million, up 16% year-over-year

•	Deferred revenue of $63.7 million; and backlog of $64.4 million as of December 31, 2017

•	Cash, cash equivalents and short-term investments of $81.2 million as of December 31, 2017; no debt

Fourth Quarter 2017 Results
Total revenue for the fourth quarter of 2017 was $45.5 million, compared to $36.0 million in the fourth quarter of 2016.

(in thousands)	Three months ended December 31,
	2017	2016	% change
Product revenue
Device	$15,827	$13,521	17.1%
Software	9,098	6,339	43.5
Total product	$24,925	$19,860	25.5%

Service revenue
Maintenance and support	$14,361	$11,676	23.0%
Professional services and training	6,217	4,476	38.9
Total service	20,578	16,152	27.4
Total revenue	$45,503	$36,012	26.4%

GAAP gross margin for the fourth quarter of 2017 was 64.5%, compared to 59.4% in the fourth quarter of 2016.

	Three months ended December 31,
	2017	2016
Gross margin
Product	72.6%	68.0%
Service	54.7	48.9
Total gross margin	64.5%	59.4%

Non-GAAP gross margin
Product	75.7%	70.8%
Service	58.1	53.3
Total non-GAAP gross margin	67.7%	63.0%

GAAP net income (loss) for the fourth quarter of 2017 was $2.7 million, or $0.09 per share, compared to $(9.8) million, or $(0.36) per share in the fourth quarter of 2016.

	Three months ended December 31,
(in thousands except per share amounts)	2017	2016
Net income (loss)	$2,659	$(9,780)
Net income (loss) per share	$0.09	$(0.36)
Non-GAAP net income	$9,002	$49
Non-GAAP net income per share	$0.29	$0.00
Adjusted EBITDA	$9,330	$972

Deferred revenue at December 31, 2017, was $63.7 million compared to $55.0 million at December 31, 2016. Cash equivalents and short-term investments were $81.2 million at December 31, 2017 and $74.1 million at December 31, 2016. The Company continues to have a strong balance sheet with no debt.

Full Year and First Quarter 2018 Guidance
Beginning in the first quarter of 2018, the Company will adopt ASC 606, the new revenue recognition accounting standard, on a fully retrospective basis. As part of this accounting transition, a portion of the Company’s opening deferred revenue balance that could have been recognized in 2018, absent the adoption of ASC 606, will be reduced by approximately $8 million and re-cast to prior reporting periods. The Company’s re-cast financial statements for 2016 and 2017 are included in the accompanying financial schedules.

The Company’s guidance reflects full year and first quarter 2018 estimates under ASC 606. For the first quarter of 2018, the Company expects revenue between $37.0 million and $40.0 million and a GAAP loss per share between $(0.31) and $(0.23). The Company expects non-GAAP net loss per share to be between $(0.11) and $(0.03) and non-GAAP Adjusted EBITDA to be between $(2.0) million and $0.3 million.

For the full-year 2018, the Company expects revenue between $175.0 million and $183.0 million and a GAAP loss per share between $(0.63) and $(0.40). The Company expects non-GAAP net income per share to be between $0.28 and $0.48 and non-GAAP Adjusted EBITDA to be between $14.0 million and $20.0 million.

(in millions except per share amounts)	Q1’18		FY’18
	Low	High	Low	High
Revenue	$37.0	$40.0	$175.0	$183.0
Loss per share	$(0.31)	$(0.23)	$(0.63)	$(0.40)
Diluted non-GAAP net income (loss) per share	$(0.11)	$(0.03)	$0.28	$0.48
Adjusted EBITDA	$(2.0)	$0.3	$14.0	$20.0

Certain amounts in our release may not re-compute due to rounding. A reconciliation of non-GAAP to GAAP financial measures, and first quarter and full-year guidance, are included in the financial schedules.

Conference Call Information
Vocera Communications will host a conference call at 5 p.m. ET (2 p.m. PT) today, February 8, 2018, to discuss the Company’s results.

Investors may access a free, live webcast of the call through the Investors section of the Company’s website at investors.vocera.com.

The call also can be accessed by dialing 833-238-7944, or 647-689-4192 for international callers, and using the access code 1275387.

A webcast replay of the call will be archived at investors.vocera.com.

HIMSS Annual Conference
Vocera will be at the 2018 HIMSS Annual Conference and Exhibition, March 6-8 in Las Vegas. During HIMSS18, attendees can visit the Vocera Booth (#2824) for more information and product demonstrations, or email investorrelations@vocera.com for a booth meeting.
Forward-Looking Statements
Statements in this press release that are not strictly historical in nature are forward-looking statements within the meaning of the U.S. federal securities laws, including statements regarding future events, such as our ability to continue to execute on our business plans and strategies and our expected operating results for the first quarter and full year 2018. These forward-looking statements are based on limited information currently available to us and our management`s expectations, which are inherently subject to change and involve a number of risks and uncertainties.
Actual events or results may differ materially from those in any forward-looking statement due to various factors, including but not limited to, our ability to achieve anticipated strategic or financial benefits from our acquisitions; changes in regulations in the U.S. and other countries; the effects on government and commercial hospital customers of the federal budget and budgetary uncertainty; changes in healthcare insurance coverage and consumers’ utilization of healthcare and hospital services; our ability to achieve and maintain profitability; the demand for our various solutions in the healthcare and other markets; our lengthy and unpredictable sales cycle; our ability to offer high-quality services and support for our solutions; our ability to acquire the sole and limited source hardware and software components of our solutions; our ability to obtain the required capacity and product quality from our contract manufacturer; our ability to develop and introduce new solutions and features to existing solutions and to manage our growth; the impact of tax law reform on us or our customers; and the other factors described in our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as our other filings with the Securities and Exchange Commission (SEC). Our filings with the SEC are available on the Investors section of the Company’s web site at www.vocera.com. The financial and other information contained in this press release should be read in conjunction with the financial statements and notes thereto included in our filings with the SEC. Our operating results for any historical period, including the fourth quarter of 2017, are not necessarily indicative of our operating results for any future periods. This press release speaks only as of its date. We assume no obligation to update the information in this press release, to revise any forward-looking statements, or to update the reasons actual events or results could differ materially from those anticipated in forward-looking statements.

Use of Non-GAAP Financial Information
This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Our management evaluates the Company’s results and makes operating decisions using various GAAP and non-GAAP measures. In addition to our GAAP results, we also consider non-GAAP gross margin, non-GAAP gross margin for products and for services, non-GAAP net income/(loss), non-GAAP income/(loss) per diluted share and non-GAAP operating expenses. We also present Adjusted EBITDA, a non-GAAP measure that we reconcile to net income/(loss). These non-GAAP measures should not be considered as a substitute for the corresponding financial measure derived in accordance with GAAP. We present the non-GAAP measures because we consider them to be important supplemental information for our investors for analyzing our performance, core operating results and trends. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP measures included with this press release.
Our non-GAAP gross margins, non-GAAP net income/(loss), non-GAAP earnings/(loss) per diluted share, non-GAAP operating expenses, and Adjusted EBITDA are exclusive of certain items to facilitate management’s review of the comparability of our core operating results on a period to period basis because such items are not related to our ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:
a) Stock-based compensation expense impact. We recognize equity plan-related compensation expenses, which represent the fair value of all share-based payments to employees, including grants of employee stock options and restricted stock units as non-GAAP adjustments in each period.
b) Amortization of acquired intangibles. We acquired certain companies in 2010, 2014 and 2016, and booked intangible assets related to these acquisitions. The amortization of these acquired intangible assets is excluded from non-GAAP net income because it is not related to ongoing controllable management decisions and because it is non-cash in nature.
c) Acquisition related expenses. In addition to the amortization of acquired intangibles mentioned above, we also adjust for certain acquisition-related expenses that we may incur including (i) professional service fees and (ii) transition costs. Professional service fees include third party costs related to the acquisition, such as due diligence costs, accounting fees, legal fees, valuation services and commissions, if any. Transition costs include retention payments, transitional employee costs and earn-out payments (including amounts relating to the distribution of purchase consideration among the selling equity holders) treated as compensation expense. We consider such costs and adjustments as highly variable in amount and frequency, being significantly impacted by the timing and size of any acquisitions. By excluding acquisition-related costs and adjustments from our non-GAAP measures, management can better focus on the organic continuing operations of our baseline and acquired businesses.
d) Restructuring costs. We exclude restructuring costs from non-GAAP measures because we do not regard these limited-term or one-time costs as reflective of normal costs we incur to operate our business. These are defined in U.S. GAAP to include one-time employee termination benefits, contract termination costs, and other associated costs, with respect to exit or disposal activities.
Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Vocera’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock award grants.
We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:
1) Such non-GAAP financial measures provide an additional analytical tool for understanding our financial performance by excluding the impact of items which may obscure trends in the core operating results of the business;
2) These non-GAAP financial measures facilitate comparisons to the operating results of other companies commonly compared to us, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance; and
3) These non-GAAP financial measures are employed by our management in their own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting.
Set forth below are additional reasons why share-based compensation expense is excluded from our non-GAAP financial measures:
i) While share-based compensation constitutes one of our ongoing and recurring expenses, it is not an expense that requires cash settlement by us. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of stock-based compensation expense to assist management and investors in evaluating our core operating results.
ii) We present share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation are dependent upon the trading price of our common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties, the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.

As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

•
Our stock options, restricted stock units, and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in our GAAP results for the foreseeable future; and

•	Other companies may calculate non-GAAP financial measures differently than us, limiting their usefulness as a comparative measure.
Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between our non-GAAP and GAAP financial results is set forth in the financial tables referred to above, and linked to, this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results for the respective periods.
About Vocera:
The mission of Vocera Communications, Inc. is to simplify and improve the lives of healthcare professionals and patients, while enabling hospitals to enhance quality of care and operational efficiency. In 2000, when the company was founded, we began to forever change the way care teams communicate. Today, Vocera continues to offer the leading platform for clinical communication and workflow. More than 1,400 hospitals and health systems around the world have selected our solutions for care teams to text securely using smartphones or make calls with our hands-free, wearable Vocera Badge. Interoperability between Vocera and more than 120 clinical systems helps reduce alarm fatigue, speed up staff response times, and improve patient care, safety and experience. In addition to healthcare, Vocera is at home in luxury hotels, aged care facilities, nuclear facilities, libraries, retail stores, and more. Vocera makes a difference in any industry where workers are on the move and need to connect instantly with team members and access resources or information quickly. In 2017, Vocera made the list of Forbes 100 Most Trustworthy Companies in America.
Learn more at www.vocera.com, and follow @VoceraComm on Twitter.
The Vocera logo is a trademark of Vocera Communications, Inc. Vocera® is a trademark of Vocera Communications, Inc. registered in the United States and other jurisdictions. All other trademarks appearing in this release are the property of their respective owners.

Contacts:

Investors:
Sue Dooley
Vocera Communications, Inc.
408.882.5971
investorrelations@vocera.com

Media:
Philip Anast
Amendola Communications
312.576.6990
panast@acmarketingpr.com

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Three months ended December 31,		Year ended December 31,
	2017	2016	2017	2016
Revenue
Product	$24,925	$19,860	$88,865	$70,667
Service	20,578	16,152	73,683	57,029
Total revenue	45,503	36,012	162,548	127,696
Cost of revenue
Product	6,820	6,353	27,244	22,788
Service	9,325	8,250	37,683	26,287
Total cost of revenue	16,145	14,603	64,927	49,075
Gross profit	29,358	21,409	97,621	78,621
Operating expenses
Research and development	6,741	5,580	27,685	18,266
Sales and marketing	14,197	14,733	59,986	52,811
General and administrative	6,203	10,400	23,970	24,499
Total operating expenses	27,141	30,713	111,641	95,576
Income (loss) from operations	2,217	(9,304)	(14,020)	(16,955)
Interest income	194	111	604	684
Other income (expense), net	(43)	(241)	(42)	(467)
Income (loss) before income taxes	2,368	(9,434)	(13,458)	(16,738)
Provision for income taxes	291	(346)	(759)	(529)
Net income (loss)	$2,659	$(9,780)	$(14,217)	$(17,267)

Net income (loss) per share
Basic	$0.09	$(0.36)	$(0.50)	$(0.64)
Diluted	$0.09	$(0.36)	$(0.50)	$(0.64)
Weighted average shares used to compute net income (loss) per share
Basic	29,317	27,409	28,655	26,859
Diluted	30,704	27,409	28,655	26,859

Vocera Communications, Inc.
Condensed Consolidated Balance Sheets
(In Thousands)
(Unaudited)

	December 31, 2017	December 31, 2016
Assets
Current assets
Cash and cash equivalents	$28,726	$35,033
Short-term investments	52,507	39,033
Accounts receivable, net of allowance	35,105	24,142
Other receivables	1,170	1,211
Inventories	2,815	4,556
Prepaid expenses and other current assets	3,957	3,364
Total current assets	124,280	107,339
Property and equipment, net	5,751	5,894
Intangible assets, net	13,567	18,200
Goodwill	49,246	49,246
Other long-term assets	1,667	1,394
Total assets	$194,511	$182,073
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$2,678	$3,231
Accrued payroll and other current liabilities	14,689	15,896
Deferred revenue, current	47,276	43,845
Total current liabilities	64,643	62,972
Deferred revenue, long-term	16,438	11,155
Other long-term liabilities	4,455	4,505
Total liabilities	85,536	78,632
Stockholders' equity	108,975	103,441
Total liabilities and stockholders’ equity	$194,511	$182,073

Vocera Communications, Inc.
Three months ended December 31, 2017

		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2017	expense (a)	(b)	expense (c)	adjustments	2017
Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit (Unaudited)
Revenue
Product	$24,925	$—	$—	$—	$—	$24,925
Service	20,578	—	—	—	—	20,578
Total revenue	45,503	—	—	—	—	45,503
Cost of revenue
Product	6,820	104	651	—	755	6,065
Service	9,325	650	—	60	710	8,615
Total cost of revenue	16,145	754	651	60	1,465	14,680
Gross profit	$29,358	$754	$651	$60	$1,465	$30,823

		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2017	expense (a)	(b)	expense (c)	adjustments	2017
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses (Unaudited)

Research and development	$6,741	$580	$—	$—	$580	$6,161
Sales and marketing	14,197	1,866	385	—	2,251	11,946
General and administrative	6,203	1,792	55	200	2,047	4,156
Total operating expenses	$27,141	$4,238	$440	$200	$4,878	$22,263

(a) This adjustment reflects the accounting impact of non-cash stock-based compensation expense.
(b) This adjustment reflects the accounting impact of acquisitions in 2010, 2014 and 2016 in non-cash expense.
(c) This adjustment reflects the costs associated with the acquisition in 2016.

Three months ended December 31, 2016
		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2016	expense (a)	(b)	expense (c)	adjustments	2016
Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit (Unaudited)
Revenue
Product	$19,860	$—	$—	$—	$—	$19,860
Service	16,152	—	—	—	—	16,152
Total revenue	36,012	—	—	—	—	36,012
Cost of revenue
Product	6,353	68	493	—	561	5,792
Service	8,250	429	—	274	703	7,547
Total cost of revenue	14,603	497	493	274	1,264	13,339
Gross profit	$21,409	$497	$493	$274	$1,264	$22,673

		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2016	expense (a)	(b)	expense (c)	adjustments	2016
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses (Unaudited)

Research and development	$5,580	$341	$—	$23	$364	$5,216
Sales and marketing	14,733	1,235	277	399	1,911	12,822
General and administrative	10,400	1,371	55	4,864	6,290	4,110
Total operating expenses	$30,713	$2,947	$332	$5,286	$8,565	$22,148
(a) This adjustment reflects the accounting impact of non-cash stock-based compensation expense.
(b) This adjustment reflects the accounting impact of acquisitions in 2010 and 2014 in non-cash expense.
(c) This adjustment reflects the costs associated with the acquisition in 2016.

Vocera Communications, Inc.
Year ended December 31, 2017
		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2017	expense (a)	(b)	expense (c)	adjustments	2017
Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit (Unaudited)
Revenue
Product	$88,865	$—	$—	$—	$—	$88,865
Service	73,683	—	—	—	—	73,683
Total revenue	162,548	—	—	—	—	162,548
Cost of revenue
Product	27,244	413	2,873	—	3,286	23,958
Service	37,683	2,458	—	289	2,747	34,936
Total cost of revenue	64,927	2,871	2,873	289	6,033	58,894
Gross profit	$97,621	$2,871	$2,873	$289	$6,033	$103,654

		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2017	expense (a)	(b)	expense (c)	adjustments	2017
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses (Unaudited)

Research and development	$27,685	$2,122	$—	$47	$2,169	$25,516
Sales and marketing	59,986	6,563	1,539	15	8,117	51,869
General and administrative	23,970	6,640	221	918	7,779	16,191
Total operating expenses	$111,641	$15,325	$1,760	$980	$18,065	$93,576
(a)This adjustment reflects the accounting impact of non-cash stock-based compensation expense.

(b)	This adjustment reflects the accounting impact of acquisitions in 2010, 2014 and 2016 in non-cash expense.
(c)This adjustment reflects the costs associated with the acquisition in 2016.

Year ended December 31, 2016
		Stock	Intangible	Acquisition
(In thousands)	GAAP	compensation	amortization	related	Total	Non-GAAP
	2016	expense (a)	(b)	expense (c)	adjustments	2016
Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit (Unaudited)
Revenue
Product	$70,667	$—	$—	$—	$—	$70,667
Service	57,029	—	—	—	—	57,029
Total revenue	127,696	—	—	—	—	127,696
Cost of revenue
Product	22,788	235	672	—	907	21,881
Service	26,287	1,153	—	274	1,427	24,860
Total cost of revenue	49,075	1,388	672	274	2,334	46,741
Gross profit	$78,621	$1,388	$672	$274	$2,334	$80,955

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses (Unaudited)

Research and development	$18,266	$1,158	$—	$23	$1,181	$17,085
Sales and marketing	52,811	4,625	415	399	5,439	47,372
General and administrative	24,499	4,864	288	5,126	10,278	14,221
Total operating expenses	$95,576	$10,647	$703	$5,548	$16,898	$78,678

(a)This adjustment reflects the accounting impact of non-cash stock-based compensation expense.

(b)	This adjustment reflects the accounting impact of acquisitions in 2010, 2014 and 2016 in non-cash expense.

(c)	This adjustment reflects the costs associated with the acquisition in 2016.

Vocera Communications, Inc.
Non-GAAP Net income and net income per share and Adjusted EBITDA
(In thousands, except per share amounts)
(Unaudited)

	Three months ended December 31,		Year ended December 31,
	2017	2016	2017	2016
GAAP net income (loss)	$2,659	$(9,780)	$(14,217)	$(17,267)
Add back:
Stock compensation expense	4,992	3,444	18,196	12,035
Acquisition related expenses	260	5,560	1,269	5,822
Interest income	(178)	(97)	(549)	(627)
Depreciation and amortization expense	1,888	1,499	7,643	3,770
Provision for income taxes	(291)	346	759	529
Non-GAAP adjusted EBITDA	$9,330	$972	$13,101	$4,262

GAAP net income (loss)	$2,659	$(9,780)	$(14,217)	$(17,267)
Add back:
Stock compensation expense	4,992	3,444	18,196	12,035
Intangible amortization	1,091	825	4,633	1,375
Acquisition related expenses	260	5,560	1,269	5,822
Non-GAAP net income	$9,002	$49	$9,881	$1,965
Net income per share
Basic	$0.31	$0.00	$0.34	$0.07
Diluted	$0.29	$0.00	$0.33	$0.07
Weighted average shares used to compute net income per share
Basic	29,317	27,409	28,655	26,859
Diluted	30,704	28,717	30,268	28,126

Vocera Communications, Inc.
Future guidance for operating results
(In millions, except per share amounts)

Reconciliation for GAAP to Non-GAAP for net income (loss) and net income (loss) per share
	Three months ended March 31, 2018		Year ended December 31, 2018
	Low	High	Low	High
Revenue	$37.0	$40.0	$175.0	$183.0
GAAP net loss	(9.1)	(6.9)	(18.9)	(11.9)
Stock compensation expense	4.5	4.5	22.0	21.0
Intangible amortization expense	1.2	1.2	4.7	4.7
Acquisition and restructuring expense	0.3	0.3	1.0	1.0
Total adjustments	6.0	6.0	27.7	26.7
Non-GAAP net income (loss)	$(3.2)	$(0.9)	$8.8	$14.8
Weighted average shares (in thousands)
Basic	29,440	29,440	29,850	29,850
Diluted - GAAP	29,440	29,440	29,850	29,850
Diluted - Non-GAAP	29,440	29,440	31,150	31,150

GAAP net loss per share, basic and diluted	$(0.31)	$(0.23)	$(0.63)	$(0.40)

Non-GAAP net income (loss) per share :
Basic	$(0.11)	$(0.03)	$0.30	$0.50
Diluted	$(0.11)	$(0.03)	$0.28	$0.48

Reconciliation of Non-GAAP net income (loss) to adjusted EBITDA
	Three months ended March 31, 2018		Year ended December 31, 2018
	Low	High	Low	High
Non-GAAP net income (loss)	$(3.2)	$(0.9)	$8.8	$14.8
Interest income, net	(0.1)	(0.1)	(0.3)	(0.3)
Depreciation expense	0.8	0.8	3.5	3.5
Provision for income taxes	0.5	0.5	2.0	2.0
Total adjustments	1.2	1.2	5.2	5.2
Adjusted EBITDA	$(2.0)	$0.3	$14.0	$20.0

* Amounts may not recompute due to rounding.

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations and Condensed Consolidated Balance Sheets Adjusted for the Adoption of The New Revenue Standard (ASC 606) on a Fully Retrospective Basis

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations Adjusted for the Adoption of the New Revenue Standard
(In Thousands, Except Per Share Amounts)
(Unaudited)

	As Adjusted		As Reported		Change
Year Ended December 31,	2017	2016	2017	2016	2017	2016
Revenue
Product revenue
Devices	$61,508	$50,546	$60,869	$50,061	$639	$485
Software	29,660	23,627	27,996	20,606	1,664	3,021
Total product	91,168	74,173	88,865	70,667	2,303	3,506
Service revenue
Maintenance and support	52,370	43,410	52,542	43,438	(172)	(28)
Professional services and training	21,723	14,388	21,141	13,591	582	797
Total service	74,093	57,798	73,683	57,029	410	769
Total revenue	165,261	131,971	162,548	127,696	2,713	4,275
Cost of revenue
Product	27,244	22,788	27,244	22,788	—	—
Service	37,683	26,287	37,683	26,287	—	—
Total cost of revenue	64,927	49,075	64,927	49,075	—	—
Gross profit	100,334	82,896	97,621	78,621	2,713	4,275
Operating expenses
Research and development	27,685	18,266	27,685	18,266	—	—
Sales and marketing	60,107	51,274	59,986	52,811	121	(1,537)
General and administrative	23,970	24,499	23,970	24,499	—	—
Total operating expenses	111,762	94,039	111,641	95,576	121	(1,537)
Income (loss) from operations	(11,428)	(11,143)	(14,020)	(16,955)	2,592	5,812
Interest income	604	684	604	684	—	—
Other income (expense), net	(42)	(467)	(42)	(467)	—	—
Income (loss) before income taxes	(10,866)	(10,926)	(13,458)	(16,738)	2,592	5,812
Provision for income taxes	(759)	(529)	(759)	(529)	—	—
Net income (loss)	$(11,625)	$(11,455)	$(14,217)	$(17,267)	$2,592	$5,812

Net income (loss) per share
Basic and diluted	$(0.41)	$(0.43)	$(0.50)	$(0.64)	$0.09	$0.21
Weighted average shares used to compute net income (loss) per share
Basic and diluted	28,655	26,859	28,655	26,859	28,655	26,859

Vocera Communications, Inc.
Condensed Consolidated Statements of Operations Adjusted for the Adoption of the New Revenue Standard

	Q1 2017			Q2 2017			Q3 2017			Q4 2017
(In Thousands, Except Per Share Amounts, Unaudited)	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change
Revenue
Product revenue
Devices	$14,013	$14,121	$(108)	$14,992	$14,837	$155	$16,421	$16,084	$337	$16,082	$15,827	$255
Software	5,997	5,912	85	5,948	5,821	127	9,489	7,165	2,324	8,226	9,098	(872)
Total product	20,010	20,033	(23)	20,940	20,658	282	25,910	23,249	2,661	24,308	24,925	(617)
Service revenue
Maintenance and support	12,006	11,852	154	12,679	12,583	96	13,834	13,746	88	13,851	14,361	(510)
Professional services and training	4,523	4,410	113	5,883	5,209	674	5,554	5,305	249	5,763	6,217	(454)
Total service	16,529	16,262	267	18,562	17,792	770	19,388	19,051	337	19,614	20,578	(964)
Total revenue	36,539	36,295	244	39,502	38,450	1,052	45,298	42,300	2,998	43,922	45,503	(1,581)
Cost of revenue
Product	6,409	6,409	—	6,807	6,807	—	7,208	7,208	—	6,820	6,820	—
Service	9,155	9,155	—	9,962	9,962	—	9,241	9,241	—	9,325	9,325	—
Total cost of revenue	15,564	15,564	—	16,769	16,769	—	16,449	16,449	—	16,145	16,145	—
Gross profit	20,975	20,731	244	22,733	21,681	1,052	28,849	25,851	2,998	27,777	29,358	(1,581)
Operating expenses
Research and development	6,929	6,929	—	7,371	7,371	—	6,644	6,644	—	6,741	6,741	—
Sales and marketing	14,922	14,581	341	15,246	15,377	(131)	14,840	15,831	(991)	15,099	14,197	902
General and administrative	5,695	5,695	—	5,984	5,984	—	6,088	6,088	—	6,203	6,203	—
Total operating expenses	27,546	27,205	341	28,601	28,732	(131)	27,572	28,563	(991)	28,043	27,141	902
Income (loss) from operations	(6,571)	(6,474)	(97)	(5,868)	(7,051)	1,183	1,277	(2,712)	3,989	(266)	2,217	(2,483)
Interest income	105	105	—	128	128	—	177	177	—	194	194	—
Other income (expense), net	109	109	—	(67)	(67)	—	(41)	(41)	—	(43)	(43)	—
Income (loss) before income taxes	(6,357)	(6,260)	(97)	(5,807)	(6,990)	1,183	1,413	(2,576)	3,989	(115)	2,368	(2,483)
Provision for income taxes	(380)	(380)	—	(361)	(361)	—	(309)	(309)	—	291	291	—
Net income (loss)	$(6,737)	$(6,640)	$(97)	$(6,168)	$(7,351)	$1,183	$1,104	$(2,885)	$3,989	$176	$2,659	$(2,483)

Net income (loss) per share
Basic	$(0.24)	$(0.24)	$—	$(0.22)	$(0.26)	$0.04	$0.04	$(0.10)	$0.14	$0.01	$0.09	$(0.08)
Diluted	$(0.24)	$(0.24)	$—	$(0.22)	$(0.26)	$0.04	$0.04	$(0.10)	$0.13	$0.01	$0.09	$(0.08)
Weighted average shares used to compute net income (loss) per share
Basic	27,751	27,751	27,751	28,422	28,422	28,422	29,130	29,130	29,130	29,317	29,317	29,317
Diluted	27,751	27,751	27,751	28,422	28,422	28,422	30,473	29,130	30,473	30,704	30,704	30,704

Vocera Communications, Inc.
Condensed Consolidated Balance Sheets Adjusted for the Adoption of the New Revenue Standard
(In Thousands, Unaudited)

	As Adjusted		As Reported		Change
As of December 31,	2017	2016	2017	2016	2017	2016
Assets
Current assets
Cash and cash equivalents	$28,726	$35,033	$28,726	$35,033	$—	$—
Short-term investments	52,507	39,033	52,507	39,033	—	—
Accounts receivable, net	35,105	24,142	35,105	24,142	—	—
Other receivables	1,331	1,211	1,170	1,211	161	—
Inventories	2,815	4,556	2,815	4,556	—	—
Prepaid expenses and other current assets	3,957	3,364	3,957	3,364	—	—
Total current assets	124,441	107,339	124,280	107,339	161	—
Property and equipment, net	5,751	5,894	5,751	5,894	—	—
Intangible assets, net	13,567	18,200	13,567	18,200	—	—
Goodwill	49,246	49,246	49,246	49,246	—	—
Other long-term assets	11,968	11,816	1,667	1,394	10,301	10,422
Total assets	$204,973	$192,495	$194,511	$182,073	$10,462	$10,422
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$2,678	$3,231	$2,678	$3,231	$—	$—
Accrued payroll and other current liabilities	14,689	15,896	14,689	15,896	—	—
Deferred revenue, current	41,516	38,247	47,276	43,845	(5,760)	(5,598)
Total current liabilities	58,883	57,374	64,643	62,972	(5,760)	(5,598)
Deferred revenue, long-term	14,417	11,523	16,438	11,155	(2,021)	368
Other long-term liabilities	4,455	4,505	4,455	4,505	—	—
Total liabilities	77,755	73,402	85,536	78,632	(7,781)	(5,230)
Total stockholders’ equity	127,218	119,093	108,975	103,441	18,243	15,652
Total liabilities and stockholders’ equity	$204,973	$192,495	$194,511	$182,073	$10,462	$10,422

Vocera Communications, Inc.
Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share and Adjusted EBITDA Adjusted for the Adoption of the New Revenue Standard
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Year Ended December 31, 2017			Year Ended December 31, 2016
	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change
GAAP net income (loss)	$(11,625)	$(14,217)	$2,592	$(11,455)	$(17,267)	$5,812
Add back:
Stock compensation expense	18,196	18,196	—	12,035	12,035	—
Acquisition related expenses	1,269	1,269	—	5,822	5,822	—
Interest income	(549)	(549)	—	(627)	(627)	—
Depreciation and amortization expense	7,643	7,643	—	3,770	3,770	—
Provision for income taxes	759	759	—	529	529	—
Non-GAAP adjusted EBITDA	$15,693	$13,101	$2,592	$10,074	$4,262	$5,812

GAAP net income (loss)	$(11,625)	$(14,217)	$2,592	$(11,455)	$(17,267)	$5,812
Add back:
Stock compensation expense	18,196	18,196	—	12,035	12,035	—
Intangible amortization	4,633	4,633	—	1,375	1,375	—
Acquisition related expenses	1,269	1,269	—	5,822	5,822	—
Non-GAAP net income	$12,473	$9,881	$2,592	$7,777	$1,965	$5,812
Net income per share
Basic	$0.44	$0.34	$0.09	$0.29	$0.07	$0.22
Diluted	$0.41	$0.33	$0.09	$0.28	$0.07	$0.21
Weighted average shares used to compute net income per share
Basic	28,655	28,655	28,655	26,859	26,859	26,859
Diluted	30,268	30,268	30,268	28,126	28,126	28,126

Vocera Communications, Inc.
Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share and Adjusted EBITDA Adjusted for the Adoption of the New Revenue Standard
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Q1 2017			Q2 2017			Q3 2017			Q4 2017
	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change	As Adjusted	As Reported	Change
GAAP net income (loss)	$(6,737)	$(6,640)	$(97)	$(6,168)	$(7,351)	$1,183	$1,104	$(2,885)	$3,989	$176	$2,659	$(2,483)
Add back:
Stock compensation expense	3,583	3,583	—	4,903	4,903	—	4,718	4,718	—	4,992	4,992	—
Acquisition related expenses	410	410	—	312	312	—	287	287	—	260	260	—
Interest income	(92)	(92)	—	(117)	(117)	—	(162)	(162)	—	(178)	(178)	—
Depreciation and amortization expense	1,804	1,804	—	1,987	1,987	—	1,964	1,964	—	1,888	1,888	—
Provision for income taxes	380	380	—	361	361	—	309	309	—	(291)	(291)	—
Non-GAAP adjusted EBITDA	$(652)	$(555)	$(97)	$1,278	$95	$1,183	$8,220	$4,231	$3,989	$6,847	$9,330	$(2,483)

GAAP net income (loss)	$(6,737)	$(6,640)	$(97)	$(6,168)	$(7,351)	$1,183	$1,104	$(2,885)	$3,989	$176	$2,659	$(2,483)
Add back:
Stock compensation expense	3,583	3,583	—	4,903	4,903	—	4,718	4,718	—	4,992	4,992	—
Intangible amortization	1,132	1,132	—	1,241	1,241	—	1,169	1,169	—	1,091	1,091	—
Acquisition related expenses	410	410	—	312	312	—	287	287	—	260	260	—
Non-GAAP net income	$(1,612)	$(1,515)	$(97)	$288	$(895)	$1,183	$7,278	$3,289	$3,989	$6,519	$9,002	$(2,483)
Net income per share
Basic	$(0.06)	$(0.05)	$—	$0.01	$(0.03)	$0.04	$0.25	$0.11	$0.14	$0.22	$0.31	$(0.08)
Diluted	$(0.06)	$(0.05)	$—	$0.01	$(0.03)	$0.04	$0.24	$0.11	$0.13	$0.21	$0.29	$(0.08)
Weighted average shares used to compute net income per share
Basic	27,751	27,751	27,751	28,422	28,422	28,422	29,130	29,130	29,130	29,317	29,317	29,317
Diluted	27,751	27,751	27,751	29,806	28,422	29,806	30,473	30,473	30,473	30,704	30,704	30,704